UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2015

Mylan Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-9114	25-1211621
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Mylan Boulevard Canonsburg, PA	15317
(Address of principal executive offices)	(Zip Code)

(724) 514-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Second Supplemental Indenture to the Cash Convertible Notes Indenture

On February 27, 2015, Mylan Inc., a Pennsylvania corporation (“Mylan”), as the issuer, Mylan N.V., a public limited company (naamloze vennootschap) organized and existing under the laws of the Netherlands, with its corporate seat (statutaire zetel) in Amsterdam, the Netherlands (“New Mylan”) and The Bank of New York Mellon, as the trustee (the “Trustee”), entered into the Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Indenture dated as of September 15, 2008 (the “Convertible Notes Indenture”), as supplemented by the First Supplemental Indenture dated as of November 29, 2011, by and between Mylan and the Trustee. The Second Supplemental Indenture provides, among other things, that for all cash conversions with a Cash Conversion Trigger Date (as defined in the Convertible Notes Indenture) on or after the date of the consummation of the Merger (as defined below), the cash settlement of the Conversion Reference Value (as defined in the Convertible Notes Indenture) will be based on the value over the applicable Conversion Reference Period (as defined in the Convertible Notes Indenture) of the New Mylan ordinary shares, which holders of shares of Mylan common stock receive in respect of each share of Mylan common stock at or around the date of the consummation of the Merger (as defined below). The Second Supplemental Indenture also modifies certain other provisions of the Convertible Notes Indenture to reflect that Mylan will be a wholly-owned subsidiary of New Mylan.

The foregoing summary of the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Second Supplemental Indenture, a copy of which is filed with this Current Report as Exhibit 4.1 and incorporated herein by reference.

Warrants and Convertible Note Hedges

On February 27, 2015, Mylan received notices from each of Merrill Lynch International (“Merrill Lynch”) and Goldman Sachs & Co. (“GS”, and together with Merrill Lynch, the “Dealers”), adjusting the terms of certain confirmations, entered into September 9, 2008 with the Dealers pursuant to which Mylan sold to the Dealers, and the Dealers purchased from Mylan, warrants to purchase shares of Mylan common stock (the “Warrants”). As a result of the adjustments, among other things, Mylan will settle its obligations under the Warrants by delivering New Mylan ordinary shares. Mylan also received notices from each of the Dealers adjusting the terms of certain confirmations, entered into September 9, 2008 with the Dealers related to Mylan’s convertible note hedges, as required by the terms of the original confirmations.

On February 27, 2015, New Mylan entered into guarantees pursuant to which New Mylan will guarantee all payments, deliveries and performance by Mylan under the Warrants.

Senior Notes Guarantees

On February 27, 2015, New Mylan, Mylan and The Bank of New York Mellon, as the Trustee, entered into (i) the Third Supplemental Indenture to the Convertible Notes Indenture, as supplemented by the Second Supplemental Indenture dated as of February 27, 2015 (the “Supplemented Convertible Notes Indenture”), (ii) the Second Supplemental Indenture to the Indenture dated as of May 19, 2010 (the “2010 Indenture”), as supplemented by the First Supplemental Indenture dated as of November 29, 2011, by and between Mylan and the trustee, (iii) the First Supplemental Indenture to the Indenture dated as of December 21, 2012 (the “2012 Indenture”), by and between Mylan and the trustee, (iv) the First Supplemental Indenture to the Indenture dated as of June 25, 2013 (the “June 2013 Indenture”), by and between Mylan and the trustee, and (v) the Second Supplemental Indenture to the Indenture dated as of November 29, 2013 (the “November 2013 Indenture” and, together with the Supplemented Convertible Notes Indenture, the 2010 Indenture, the 2012 Indenture and the June 2013 Indenture, the “Senior Notes Indentures”), as supplemented by the First Supplemental Indenture dated as of November 29, 2013, by and between Mylan and the trustee, in each case, pursuant to which New Mylan guaranteed all of Mylan’s obligations under each series of senior notes outstanding under each Senior Notes Indenture.

The foregoing summary of the supplemental indentures does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Third Supplemental Indenture to the Supplemented Convertible Notes Indenture, a copy of which is filed with this Current Report as Exhibit 4.2, the Second Supplemental Indenture to the 2010 Indenture, a copy of which is filed with this Current Report as Exhibit 4.3, the First Supplemental Indenture to the 2012 Indenture, a copy of which is filed with this Current Report as Exhibit 4.4, the First Supplemental Indenture to the June 2013 Indenture, a copy of which is filed with this Current Report as Exhibit 4.5, and the Second Supplemental Indenture to the November 2013 Indenture, a copy of which is filed with this Current Report as Exhibit 4.6 and, in each case, incorporated by reference into this Item 1.01.

Senior Revolving Credit Agreement

On December 19, 2014, Mylan entered into a $1,500 million revolving credit agreement (the “Senior Revolving Credit Agreement”) among Mylan, certain lenders and issuing banks, and Bank of America, N.A. as the Administrative Agent. The Senior Revolving Credit Agreement provides that substantially concurrently with the closing of the Transaction (as defined below), New Mylan will become party to the Senior Revolving Credit Agreement as a co-borrower or guarantor, at New Mylan’s option.

The other terms of the Senior Revolving Credit Agreement are described in Item 1.01 of Mylan’s Current Report filed with the SEC on December 29, 2014 under the heading “New Senior Revolving Credit Agreement”, which is incorporated by reference into this Item 1.01.

At the closing of the Transaction (as defined below), New Mylan became a guarantor under the Senior Revolving Credit Agreement.

Senior Term Credit Agreement

On December 19, 2014, Mylan entered into a $800 million term credit agreement (the “Senior Term Credit Agreement”) among Mylan, certain lenders and issuing banks, and Bank of America, N.A. as the Administrative Agent. The Senior Term Credit Agreement provides that substantially concurrently with the closing of the Transaction (as defined below), New Mylan will become party to the Senior Term Credit Agreement as a co-borrower or guarantor, at New Mylan’s option.

The other terms of the Senior Term Credit Agreement are described in Item 1.01 of Mylan’s Current Report filed with the SEC on December 29, 2014 under the heading “New Senior Term Credit Agreement”, which is incorporated by reference into this Item 1.01.

At the closing of the Transaction (as defined below), New Mylan became a guarantor under the Senior Term Credit Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On February 27, 2015, pursuant to the Amended and Restated Business Transfer Agreement and Plan of Merger, dated as of November 4, 2014, between and among Abbott Laboratories, an Illinois corporation (“Abbott”), Mylan, New Mylan (formerly known as New Moon B.V. a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and existing under the laws of the Netherlands, with its corporate seat (statutaire zetel) in Amsterdam, the Netherlands), and Moon of PA Inc., a Pennsylvania corporation (“Merger Sub”) (the “BTA”), (a) New Mylan consummated its acquisition of Abbott’s non-U.S. developed markets specialty and branded generics business (the “Business”) in consideration for 110,000,000 New Mylan ordinary shares (the “Business Transfer”), (b) Merger Sub merged with and into Mylan, with Mylan surviving the merger and continuing as a wholly-owned subsidiary of New Mylan (the “Merger” and, together with the Business Transfer, the “Transaction”), and

(c) each share of Mylan common stock issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive one New Mylan ordinary share. The exchange of shares of Mylan common stock for New Mylan ordinary shares is a taxable transaction for Mylan shareholders.

Prior to the closing of the Transaction, New Mylan converted into a public limited company (naamloze vennootschap) and was renamed “Mylan N.V.”. New Mylan will be led by Mylan’s current leadership team and board of directors. Following the closing of the Transaction, the former shareholders of Mylan own approximately 78% of the outstanding New Mylan ordinary shares and Abbott’s affiliates own approximately 22% of the outstanding New Mylan ordinary shares.

Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New Mylan is the successor issuer to Mylan, New Mylan’s ordinary shares are deemed to be registered under Section 12(b) of the Exchange Act, and New Mylan is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. New Mylan’s ordinary shares will be listed on the Nasdaq Global Select Market (“Nasdaq”) under the ticker symbol “MYL”.

Prior to the closing of the Transaction, the Mylan common stock was registered pursuant to Section 12(b) of the Exchange Act and listed on Nasdaq. The Mylan common stock will be suspended from trading on Nasdaq prior to the open of trading on March 2, 2015. Mylan will file a Form 15 with the SEC to immediately suspend its reporting obligations under Section 15(d) and 12(g) of the Exchange Act with respect to the shares of Mylan common stock.

The foregoing descriptions of the BTA and the Transaction do not purport to be complete and are qualified in their entirety by reference to the full text of the BTA filed as Exhibit 2.1 to this Current Report and as Annex A of the Proxy Statement/Prospectus forming part of the Registration Statement on Form S-4, as amended, of New Mylan which was declared effective by the Securities and Exchange Commission (the “SEC”) on December 23, 2014 (the “Proxy Statement/Prospectus), and the full text of the BTA is incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation.

Second Supplemental Indenture to the Cash Convertible Notes Indenture

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Warrants and Convertible Note Hedges

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Senior Notes Guarantees

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Senior Revolving Credit Agreement

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Senior Term Credit Agreement

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report is incorporated by reference into this Item 3.01.

Prior to the closing of the Transaction, the Mylan common stock was registered pursuant to Section 12(b) of the Exchange Act and listed on Nasdaq under the symbol “MYL”. As a result of the Transaction, each issued and outstanding share of Mylan common stock immediately prior to the effective time of the Merger was converted into the right to receive one New Mylan ordinary share. Mylan has requested that Nasdaq file a Form 25 to withdraw the Mylan common stock from listing and terminate the registration of the Mylan common stock under Section 12(b) of the Exchange Act. Prior to the open of trading on Nasdaq on March 2, 2015, trading in the Mylan common stock will be suspended by Nasdaq and the New Mylan ordinary shares will begin trading on Nasdaq under the ticker symbol “MYL”. Mylan will file a Form 15 with the SEC to immediately suspend its reporting obligations under Section 15(d) and 12(g) of the Exchange Act with respect to the shares of Mylan common stock.

Item 3.03.	Material Modification to the Rights of Security Holders.

At the closing of the Transaction, each issued and outstanding share of Mylan common stock immediately prior to the effective time of the Merger was converted into the right to receive one New Mylan ordinary share.

The information set forth in Item 2.01 of this Current Report is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report is incorporated by reference into this Item 5.01.

Item 8.01.	Other Events.

On February 27, 2015, Mylan issued a press release announcing, among other things, the closing of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The agreements included or incorporated by reference as exhibits to this Current Report contain representations and warranties by each of the parties to the applicable agreement. Those representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

We acknowledge that, notwithstanding the inclusion of the foregoing cautionary statements, we are responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report not misleading.

Exhibit No.	Description

2.1	Amended and Restated Business Transfer Agreement and Plan of Merger, dated as of November 4, 2014, between and among Abbott Laboratories, Mylan Inc., New Moon B.V. and Moon of PA (incorporated by reference to Annex A to the Proxy Statement/Prospectus).

4.1	Second Supplemental Indenture, dated as of February 27, 2015, between and among Mylan Inc., as Issuer, Mylan N.V. and The Bank of New York Mellon, as Trustee, to the Indenture dated as of September 15, 2008.*

4.2	Third Supplemental Indenture, dated as of February 27, 2015, between and among Mylan Inc., as Issuer, Mylan N.V. and The Bank of New York Mellon, as Trustee, to the Indenture dated as of September 15, 2008.*

4.3	Second Supplemental Indenture, dated as of February 27, 2015, between and among Mylan Inc., as Issuer, Mylan N.V., as Guarantor, and The Bank of New York Mellon, as Trustee, to the Indenture dated as of May 19, 2010.*

4.4	First Supplemental Indenture, dated as of February 27, 2015, between and among Mylan Inc., as Issuer, Mylan N.V., as Guarantor, and The Bank of New York Mellon, as Trustee, to the Indenture dated as of December 21, 2012.*

4.5	First Supplemental Indenture, dated as of February 27, 2015, between and among Mylan Inc., as Issuer, Mylan N.V., as Guarantor, and The Bank of New York Mellon, as Trustee, to the Indenture dated as of June 25, 2013.*

4.6	Second Supplemental Indenture, dated as of February 27, 2015, between and among Mylan Inc., as Issuer, Mylan N.V., as Guarantor, and The Bank of New York Mellon, as Trustee, to the Indenture dated as of November 29, 2013.*

99.1	Press Release of Mylan Inc., dated as of February 27, 2015.*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN INC.

Date: February 27, 2015	By:	/s/ John D. Sheehan
John D. Sheehan
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amended and Restated Business Transfer Agreement and Plan of Merger, dated as of November 4, 2014, between and among Abbott Laboratories, Mylan Inc., New Moon B.V. and Moon of PA (incorporated by reference to Annex A to the Proxy Statement/Prospectus).

4.1	Second Supplemental Indenture, dated as of February 27, 2015, between and among Mylan Inc., as Issuer, Mylan N.V. and The Bank of New York Mellon, as Trustee, to the Indenture dated as of September 15, 2008.*

4.2	Third Supplemental Indenture, dated as of February 27, 2015, between and among Mylan Inc., as Issuer, Mylan N.V. and The Bank of New York Mellon, as Trustee, to the Indenture dated as of September 15, 2008.*

4.3	Second Supplemental Indenture, dated as of February 27, 2015, between and among Mylan Inc., as Issuer, Mylan N.V., as Guarantor, and The Bank of New York Mellon, as Trustee, to the Indenture dated as of May 19, 2010.*

4.4	First Supplemental Indenture, dated as of February 27, 2015, between and among Mylan Inc., as Issuer, Mylan N.V., as Guarantor, and The Bank of New York Mellon, as Trustee, to the Indenture dated as of December 21, 2012.*

4.5	First Supplemental Indenture, dated as of February 27, 2015, between and among Mylan Inc., as Issuer, Mylan N.V., as Guarantor, and The Bank of New York Mellon, as Trustee, to the Indenture dated as of June 25, 2013.*

4.6	Second Supplemental Indenture, dated as of February 27, 2015, between and among Mylan Inc., as Issuer, Mylan N.V., as Guarantor, and The Bank of New York Mellon, as Trustee, to the Indenture dated as of November 29, 2013.*

99.1	Press Release of Mylan Inc., dated as of February 27, 2015.*

*	Filed herewith